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                                                                    EXHIBIT 23.1

                    CONSENT OF T.J. SMITH & COMPANY, INC.

     We hereby consent to the use of our report dated February 16, 1999 regarding Torch Energy Royalty Trust and to reference to our firm included in this Form 10-K.


                                  T.J. SMITH & COMPANY, INC.



                                  By: /s/ Timothy Smith, P.E.
                                      ----------------------------------

Houston, Texas
March 25, 1999